STERLING CAPITAL FUNDS

SUPPLEMENT DATED SEPTEMBER 30, 2024

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 1, 2024, AS SUPPLEMENTED

This Supplement provides the following supplemental information, which is effective November 1, 2024, and supersedes any information in the Statement of Additional Information (the “SAI”) dated February 1, 2024, as supplemented:

Effective November 1, 2024, in anticipation of his retirement from Sterling Capital Management LLC scheduled on or about April 1, 2025, Patrick W. Rau is removed as Co-Portfolio Manager and William C. Smith is appointed as Lead Portfolio Manager of the Mid Value Fund. All references to Mr. Rau are removed in their entirety from the SAI.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE.

SAI-SUPP-0924